Exhibit 99.1

News Release

Virtus Investment Partners Announces Financial Results for the Third Quarter 2015

-	Earnings per Diluted Share, As Adjusted, of $1.74 in Third Quarter Includes ($0.32) Impact from Variable Incentive Fee, Compared with $2.76 in Prior-Year Quarter; Loss Per Share of ($0.07) Includes ($1.89) of Unrealized Losses on Investments

-	Operating Income, As Adjusted, of $25.3 Million in Third Quarter Compared with $41.6 Million in Prior-Year Quarter; Operating Income of $23.1 Million

-	Total Sales of $2.5 Billion in Third Quarter Compared with $3.5 Billion in Prior-Year Quarter; Net Flows of ($1.6) Billion in Third Quarter Compared with $0.5 Billion in Prior-Year Quarter

-	Assets Under Management of $47.9 Billion at September 30, 2015 Compared with $59.6 Billion at September 30, 2014

-	Share Repurchase Program Authorized Shares Increased by 1.5 Million

Hartford, CT, October 30, 2015 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-manager asset management business, today reported financial results for the three months ended September 30, 2015.

Management Commentary

“The volatile financial markets in the third quarter led to a challenging environment for asset managers,” said George R. Aylward, president and chief executive officer. “The decline in global markets affected investor behavior, which impacted our results.

“Our third quarter earnings reflect the impact of lower average assets due to equity market declines and net outflows, as well as a negative $4.6 million variable incentive fee. This fee impacted our operating income, as adjusted, and margin. Earnings per share, as adjusted, benefited from a lower share count resulting from share repurchases.

“Open-end mutual fund sales and flows declined over prior periods, consistent with trends we are seeing in the industry. A decline in demand for emerging market equities offset an improvement in outflows in the former AlphaSector funds, which declined to ($0.9) billion from ($2.1) billion sequentially. Both ETFs and institutional had positive net flows.

“We increased our existing share repurchase program by 1.5 million shares, which will allow us to be more opportunistic with repurchases as we continue to invest in the business. The increase underscores our commitment to returning capital to shareholders.”

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 2

Financial Highlights (Unaudited)
(Dollars in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended		Nine Months Ended
	9/30/2015	9/30/2014	Change	6/30/2015	Change	9/30/2015	9/30/2014	Change

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$71.1	$88.6	(20)%	$77.5	(8)%	$228.3	$252.0	(9)%
Operating expenses, as adjusted	$45.8	$47.0	(3)%	$46.1	(1)%	$139.4	$140.7	(1)%
Operating income, as adjusted	$25.3	$41.6	(39)%	$31.4	(19)%	$88.9	$111.3	(20)%
Operating margin, as adjusted	35.6%	46.9%		40.5%		38.9%	44.2%
Net income attributable to common stockholders, as adjusted	$15.5	$25.6	(39)%	$20.0	(22)%	$55.9	$69.2	(19)%
Earnings per share - diluted, as adjusted	$1.74	$2.76	(37)%	$2.21	(21)%	$6.18	$7.42	(17)%

U.S. GAAP Financial Measures
Revenues	$92.4	$117.8	(22)%	$99.7	(7)%	$295.9	$338.5	(13)%
Operating expenses	$69.3	$78.9	(12)%	$83.4	(17)%	$232.0	$244.4	(5)%
Operating income	$23.1	$38.9	(41)%	$16.2	43%	$63.9	$94.1	(32)%
Operating margin	25.0%	33.0%		16.3%		21.6%	27.8%
Net income (loss) attributable to common stockholders	$(0.6)	$37.3	N/M	$9.8	N/M	$28.5	$78.8	(64)%
Earnings (loss) per share - diluted	$(0.07)	$4.02	N/M	$1.08	N/M	$3.15	$8.46	(63)%

Assets Under Management and Flows (in billions)
Ending Assets Under Management (2)	$47.9	$59.6	(20)%	$52.4	(9)%	$47.9	$59.6	(20)%
Average Assets Under Management (2)	$50.6	$60.5	(16)%	$54.4	(7)%	$52.8	$58.0	(9)%
Gross Sales	$2.5	$3.5	(28)%	$3.3	(22)%	$9.5	$11.8	(19)%
Net Flows	$(1.6)	$0.5	N/M	$(1.3)	(22)%	$(5.2)	$1.0	N/M

(1) See the information on pages 12 through 16 for a reconciliation to their most directly comparable U.S. GAAP measures and the notes beginning on page 17 for other important disclosures

(2) Represents assets under management excluding money market funds that were liquidated in October 2014

Asset Flows and Assets Under Management

Total assets under management were $47.9 billion at September 30, 2015 compared with $59.6 billion at September 30, 2014 and $52.4 billion at June 30, 2015. The decrease from prior periods is attributable to net outflows and market depreciation.

Total sales were $2.5 billion in the third quarter compared with $3.5 billion in the prior-year quarter and $3.3 billion in the sequential quarter. Net flows were ($1.6) billion in the third quarter compared with $0.5 billion in the prior-year quarter and ($1.3) billion in the sequential quarter. Net outflows in the quarter were primarily attributable to open-end mutual funds, which offset positive flows in ETFs and institutional.

Open-end mutual fund sales were $1.9 billion in the third quarter compared with $3.1 billion in the prior-year quarter and $2.6 billion in the sequential quarter. Mutual fund net flows were ($1.9) billion in the third quarter compared with $0.6 billion in the prior-year quarter and ($1.6) billion in the sequential quarter. Net outflows in the current quarter were primarily attributable to ($0.9) billion in the former AlphaSector funds, an improvement from ($2.1) billion in the prior quarter, and a decrease in international equity net flows reflective of investor sentiment on the asset class.

ETF sales were $217.7 million in the third quarter compared with $67.4 million in the sequential quarter due primarily to sales of the recently launched Virtus Newfleet Multi-Sector Unconstrained Bond ETF1. For the same periods, net flows were $203.9 million compared with $55.2 million, respectively.

Institutional sales were $199.5 million in the third quarter compared with $109.4 million in the prior-year quarter and $214.1 million in the sequential quarter. Net flows were $89.2 million in the third quarter compared with ($127.1) million in the prior-year quarter and $126.8 million in the sequential quarter.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 3

Earnings Summary

Non-GAAP Results

Management believes that a series of non-GAAP financial measures most accurately reflect the company’s operating results from providing investment management and related services to individuals and institutions, and uses these measures to evaluate financial performance. Quarterly reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure can be found on pages 12 to 16 of this earnings release.

Revenues, As Adjusted

Total revenues, as adjusted, were $71.1 million in the third quarter compared with $88.6 million in the prior-year quarter and $77.5 million in the sequential quarter. The decline from the prior periods reflects lower investment management and administration and transfer agent fees.

Investment management fees, as adjusted, were $65.2 million in the third quarter compared with $78.8 million in the prior-year quarter and $70.3 million in the sequential quarter. Average assets under management were $50.6 billion in the third quarter compared with $60.5 billion in the prior-year quarter and $54.4 billion in the sequential quarter. The average fee rate in the quarter decreased to 49.4 basis points from 50.6 basis points in the prior-year quarter and 50.7 basis points in the sequential quarter. The third quarter average fee rate included a negative $4.6 million variable incentive fee on one of the company’s mutual funds, the majority of which was previously attributable to the fund’s former subadviser. Excluding the fee, the open-end fund fee rate for the quarter would have been 53.1 basis points.

Administration and transfer agent fees, as adjusted, were $11.7 million in the third quarter compared with $14.9 million in the prior-year quarter and $12.7 million in the sequential quarter. The decrease from prior periods reflects the decline in average open-end fund assets.

Operating Expenses, As Adjusted

Total operating expenses, as adjusted, were $45.8 million in the third quarter, compared with $47.0 million in the prior-year quarter and $46.1 million in the sequential quarter. The decrease from the prior-year quarter reflects lower employment expenses; the sequential decline reflects lower other operating expenses.

Employment expenses, as adjusted, were $33.5 million in the third quarter compared with $35.2 million in the prior-year quarter and $33.6 million in the sequential quarter. The decrease over the prior-year quarter is attributable to lower incentive compensation partially offset by higher costs associated with increased staffing levels, primarily at the affiliates.

Other operating expenses, as adjusted, were $11.3 million in the third quarter compared with $11.1 million in the prior-year quarter and $11.6 million in the sequential quarter. The sequential quarter decline primarily reflects the timing of annual equity grants to the Board of Directors in the second quarter of 2015.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 4

Operating Income, As Adjusted, and Related Margin

Operating income, as adjusted, was $25.3 million for the third quarter compared with $41.6 million in the prior-year quarter and $31.4 million in the sequential quarter. The related margin was 36 percent compared with 47 percent and 41 percent for the respective prior periods, reflecting lower revenues, as adjusted. Excluding the negative impact of the variable incentive fee, third quarter operating income, as adjusted, would have been $29.9 million and the margin would have been 40 percent.

Net Income Attributable to Common Stockholders, As Adjusted

Net income attributable to common stockholders, as adjusted, was $15.5 million, or $1.74 per diluted share, compared with $25.6 million, or $2.76 per share, in the prior-year quarter and $20.0 million, or $2.21 per share, in the sequential quarter. Current quarter adjusted earnings per share included ($0.32) related to the variable incentive fee. Excluding the impact of the fee, third quarter adjusted earnings per share would have been $2.06.

Effective Tax Rate, As Adjusted

The third quarter effective tax rate, as adjusted, was 38 percent, unchanged from the prior-year and sequential quarters.

GAAP Results

Total revenues were $92.4 million in the third quarter compared with $117.8 million in the prior-year quarter and $99.7 million in the sequential quarter due to lower average assets and fee rates.

Operating expenses were $69.3 million in the third quarter compared with $78.9 million in the prior-year quarter and $83.4 million in the sequential quarter. Operating expenses in the second quarter of 2015 included an $11.3 million loss contingency, related to a previously disclosed regulatory matter, which was unchanged in the third quarter. In October, the company reached an agreement in principle with the staff of the Securities and Exchange Commission to settle the matter. The agreement in principle is subject to review and approval by the Commission.

In the third quarter, the company reported a net loss attributable to common stockholders of ($0.6) million or ($0.07) per fully diluted common share that includes ($16.6) million or ($1.89) per share of unrealized losses on investments. This compares with net income of $37.3 million or $4.02 per share in the prior-year quarter that included ($4.7) million or ($0.50) per share of unrealized losses and $15.5 million or $1.67 per share primarily related to the resolution of uncertain tax positions. Sequential quarter net income of $9.8 million or $1.08 per share included ($2.0) million or ($0.22) per share of unrealized losses and ($7.4) million or ($0.82) related to a loss contingency.

The effective third quarter tax rate was 162 percent compared with (5) percent in the prior-year quarter and 46 percent in the sequential quarter. The current quarter tax rate included a $6.2 million valuation allowance related to the unrealized loss position of the company’s marketable securities portfolio; the tax rate for the third quarter 2014 was impacted by a $15.5 million net benefit related to the resolution of uncertain tax positions.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 5

Investment Capabilities and Products

In August, the company introduced its first actively managed ETF from an affiliated manager, the Virtus Newfleet Multi-Sector Unconstrained Bond Fund ETF1 (Ticker: NFLT). The fund’s strategy seeks to provide a high level of current income, and, secondarily, capital appreciation.

The Virtus Select MLP and Energy Fund2 (Class I: VLPIX), managed by Duff and Phelps Investment Management, was introduced in September. The fund’s strategy seeks to generate attractive total returns by investing primarily in MLPs and GPs that own midstream oil and natural gas assets that are backed by long-term, fee-based contracts.

Balance Sheet and Liquidity

Cash and investments were $444.7 million at September 30, 2015 compared with $440.8 million at September 30, 2014 and $455.5 million at June 30, 2015. The sequential quarter decline was due to return of capital to shareholders and negative returns on seed investments that offset cash generated. On a per share basis, cash and investments were $51 at September 30, 2015 compared with $49 at September 30, 2014 and $52 at June 30, 2015. At September 30, 2015, the company had no debt outstanding and $75.0 million of unused capacity on its credit facility.

Working capital was $106.6 million at September 30, 2015 compared with $173.7 million at September 30, 2014 and $185.6 million at June 30, 2015.

The company’s seed capital investments increased to $276.8 million at September 30, 2015 from $239.6 million at September 30, 2014 and $238.9 million at June 30, 2015. The third quarter increase reflects the seeding of the Virtus Multi-Strategy Target Return Fund3 (Class I: VMSIX), partially offset by the returns of the seed investments.

During the third quarter 2015, the company invested $20.0 million in an entity that was created specifically to accumulate bank loan assets for securitization as a potential CLO that will be managed by its Newfleet affiliate. The company has a controlling interest in the entity and is consolidating its assets and liabilities. At September 30, 2015, the entity held $131.9 million of assets and liabilities of $112.7 million that are secured by the assets of the entity and are not general obligations of the company.

In the third quarter, the company returned $21.2 million to shareholders including share repurchases of $17.0 million, its highest quarterly level. As a result of share repurchases, basic shares outstanding decreased by 4 percent to 8.7 million from 9.1 million at September 30, 2014.

On October 21, 2015, the Board of Directors authorized an increase of 1.5 million shares of common stock to the existing share repurchase program, which had 0.3 million shares remaining at September 30, bringing total capacity to 1.8 million shares. Under the terms of the program, the company may repurchase shares of its common stock from time to time at its discretion through open market repurchases and/or privately negotiated transactions, depending on price and prevailing market and business conditions. The program, which has no specified term, may be suspended or terminated at any time.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 6

Balance Sheet Highlights (Unaudited)

(in millions)

	As of			As of
	9/30/2015	9/30/2014	Change	6/30/2015	Change
Cash and cash equivalents	$126.5	$172.7	(27)%	$194.3	(35)%
Seed capital investments (1)	276.8	239.6	16%	238.9	16%
Investments - other (2)	41.4	28.5	45%	22.3	85%
Total - cash and investments	$444.7	$440.8	1%	$455.5	(2)%

Deferred taxes, net	$59.7	59.7	-	$59.8	-
Dividends payable	$4.3	$4.2	1%	$4.3	-
Total equity attributable to stockholders	$539.6	$560.6	(4)%	$559.4	(4)%

Working capital (3)	$106.6	$173.7	(39)%	$185.6	(43)%

(1) Represents the company’s investments in sponsored investment products including the company's investment in consolidated sponsored investment products (CSIPs), net of non-controlling interests. For the periods ending September 30, 2015, September 30, 2014, and June 30, 2015, net assets of CSIPs represent $338.7 million, $263.4 million, and $292.2 million, of total assets, $29.8 million, $23.8 million, and $19.5 million of total liabilities, and $49.9 million, $22.3 million, and $55.6 million of redeemable noncontrolling interests, respectively
(2) Investments that are not related to the company’s seed investments including mutual funds and CLOs
(3) Defined as cash and investments plus accounts receivable, net, less seed capital investments, CLO investment, accrued compensation and benefits, accounts payable and accrued liabilities, and dividends payable
N/M - Not Meaningful

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 7

Conference Call

Virtus Investment Partners management will host an investor conference call on Friday, October 30, at 10 a.m. Eastern to discuss these financial results and related matters. The webcast of the call will be available in the Investor Relations section of www.virtus.com or by telephone at 877-930-7765 if calling from within the U.S. or 253-336-7413 if calling from outside the U.S. (Conference ID: 67326384). A replay of the call will be available through December 1 via webcast or by telephone at 855-859-2056 if calling from within the U.S. or 404-537-3406 if calling from outside the U.S. (Conference ID: 67326384). The presentation that will be reviewed as part of the conference call will be available in the Presentations section of www.virtus.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process, and individual brand. Its affiliates include Cliffwater Investments, Duff & Phelps Investment Management, Euclid Advisors, Kayne Anderson Rudnick Investment Management, Kleinwort Benson Investors International, Newfleet Asset Management, Rampart Investment Management,  Virtus ETF Solutions, and Zweig Advisers. Additional information can be found at www.virtus.com.

Contacts

Jeanne Hess, Investor Relations	Joe Fazzino, Media Relations
(860) 263-4730	(860) 263-4725
jeanne.hess@virtus.com	joe.fazzino@virtus.com

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 8

U.S. GAAP Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Nine Months Ended
	9/30/2015	9/30/2014	Change	6/30/2015	Change	9/30/2015	9/30/2014	Change

Revenues
Investment management fees	$64,891	$78,960	(18)%	$68,867	(6)%	$204,254	$225,289	(9)%
Distribution and service fees	15,587	23,671	(34)%	17,635	(12)%	52,820	70,049	(25)%
Administration and transfer agent fees	11,614	14,804	(22)%	12,577	(8)%	37,233	41,819	(11)%
Other income and fees	283	406	(30)%	577	(51)%	1,555	1,304	19%
Total revenues	92,375	117,841	(22)%	99,656	(7)%	295,862	338,461	(13)%

Operating Expenses
Employment expenses	33,504	35,246	(5)%	33,593	-	102,719	105,756	(3)%
Distribution and other asset-based expenses	21,717	29,180	(26)%	23,676	(8)%	69,900	96,139	(27)%
Other operating expenses	11,165	11,288	(1)%	23,512	(53)%	51,403	34,952	47%
Other operating expenses of consolidated sponsored investment products	1,120	1,246	(10)%	957	17%	2,895	2,374	22%
Restructuring and severance	-	294	N/M	-	-	-	294	N/M
Depreciation and other amortization	910	713	28%	873	4%	2,562	2,040	26%
Amortization expense	837	947	(12)%	837	-	2,511	2,851	(12)%
Total operating expenses	69,253	78,914	(12)%	83,448	(17)%	231,990	244,406	(5)%

Operating Income	23,122	38,927	(41)%	16,208	43%	63,872	94,055	(32)%

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(2,082)	(1,039)	(100)%	343	N/M	(1,194)	1,712	N/M
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(17,619)	(5,330)	(231)%	(3,242)	443%	(18,271)	1,150	N/M
Realized and unrealized loss on investments of consolidated investment product, net	(764)	-	N/M	-	N/M	(764)	-	N/M
Other income of consolidated investment product, net	43	-	N/M	-	N/M	43	-	N/M
Other income, net	141	233	(40)%	247	(43)%	823	573	44%
Total other (expense) income, net	(20,281)	(6,136)	(231)%	(2,652)	N/M	(19,363)	3,435	N/M

Interest Income (Expense)
Interest expense	(138)	(149)	7%	(121)	15%	(382)	(412)	7%
Interest and dividend income	324	326	(1)%	302	7%	906	1,053	(14)%
Interest and dividend income of investments of consolidated sponsored investment products	2,898	2,222	30%	3,098	(6)%	8,320	4,734	76%
Interest income of investments of consolidated investment product	41	-	N/M	-	N/M	41	-	N/M
Total interest income, net	3,125	2,399	30%	3,279	(5)%	8,885	5,375	65%
Income Before Income Taxes	5,966	35,190	(83)%	16,835	(65)%	53,394	102,865	(48)%
Income tax expense (benefit)	9,669	(1,805)	N/M	7,823	24%	28,360	24,311	17%
Net (Loss) Income	(3,703)	36,995	N/M	9,012	N/M	25,034	78,554	(68)%
Noncontrolling interests	3,054	345	N/M	765	299%	3,436	267	N/M
Net (Loss) Income Attributable to Common Stockholders	$(649)	$37,340	N/M	$9,777	N/M	$28,470	$78,821	(64)%
(Loss) Earnings Per Share - Basic	$(0.07)	$4.10	N/M	$1.10	N/M	$3.21	$8.65	(63)%
(Loss) Earnings Per Share - Diluted	$(0.07)	$4.02	N/M	$1.08	N/M	$3.15	$8.46	(63)%
Cash Dividends Declared Per Share	$0.45	$0.45	-	$0.45	-	$1.35	$0.90	50%
Weighted Average Shares Outstanding - Basic	8,775	9,096	(4)%	8,889	(1)%	8,876	9,115	(3)%
Weighted Average Shares Outstanding - Diluted	8,775	9,279	(5)%	9,037	(3)%	9,039	9,322	(3)%

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 9

Non-GAAP Consolidated Income Statement Information

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Nine Months Ended
	9/30/2015	9/30/2014	Change	6/30/2015	Change	9/30/2015	9/30/2014	Change

Revenues, As Adjusted
Investment management fees, as adjusted	$65,193	$78,849	(17)%	$70,321	(7)%	$206,315	$225,193	(8)%
Distribution and service fees, as adjusted	15,614	23,681	(34)%	17,658	(12)%	52,890	70,079	(25)%
Administration and transfer agent fees, as adjusted	11,714	14,872	(21)%	12,662	(7)%	37,495	41,958	(11)%
Other income and fees, as adjusted	283	406	(30)%	577	(51)%	1,555	1,304	19%
Distribution and other asset-based expenses, as adjusted	(21,717)	(29,180)	26%	(23,676)	8%	(69,900)	(86,563)	19%
Total revenues, as adjusted	71,087	88,628	(20)%	77,542	(8)%	228,355	251,971	(9)%

Operating Expenses, As Adjusted
Employment expenses, as adjusted	33,504	35,246	(5)%	33,593	-	102,719	104,388	(2)%
Other operating expenses, as adjusted	11,335	11,072	2%	11,643	(3)%	34,153	34,261	-
Depreciation and other amortization, as adjusted	910	713	28%	873	4%	2,562	2,040	26%
Total operating expenses, as adjusted	45,749	47,031	(3)%	46,109	(1)%	139,434	140,689	(1)%

Operating Income, As Adjusted	25,338	41,597	(39)%	31,433	(19)%	88,921	111,282	(20)%

Other Income (Expense), as adjusted
Realized and unrealized (loss) gain on investments, net, as adjusted	(159)	(326)	51%	224	N/M	183	(67)	N/M
Other income, net, as adjusted	141	233	(40)%	247	(43)%	823	573	44%
Total other income, net, as adjusted	(18)	(93)	81%	471	N/M	1,006	506	99%

Interest Income (Expense), as adjusted
Interest expense, as adjusted	(138)	(149)	7%	(121)	15%	(382)	(412)	7%
Interest and dividend income, as adjusted	247	226	9%	175	41%	641	688	(7)%
Total interest income, net, as adjusted	109	77	42%	54	103%	259	276	(6)%
Pre-Tax Income, As Adjusted	25,429	41,581	(39)%	31,958	(20)%	90,186	112,064	(20)%
Income tax expense, as adjusted	9,787	15,993	(39)%	12,127	(19)%	34,414	42,987	(20)%
Net Income, As Adjusted	15,642	25,588	(39)%	19,831	(21)%	55,772	69,077	(19)%
Noncontrolling interests, as adjusted	(94)	45	N/M	165	N/M	105	86	23%
Net Income Attributable to Common Stockholders, As Adjusted	$15,548	$25,633	(39)%	$19,996	(22)%	$55,877	$69,163	(19)%
Earnings Per Share - Basic, As Adjusted	$1.77	$2.82	(37)%	$2.25	(21)%	$6.30	$7.59	(17)%
Earnings Per Share - Diluted, As Adjusted	$1.74	$2.76	(37)%	$2.21	(21)%	$6.18	$7.42	(17)%
Weighted Average Shares Outstanding - Basic	8,775	9,096	(4)%	8,889	(1)%	8,876	9,115	(3)%
Weighted Average Shares Outstanding - Diluted	8,931	9,279	(4)%	9,037	(1)%	9,039	9,322	(3)%

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 10

Assets Under Management - Product and Asset Class

(in millions)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
By product (period end):
Open-End Funds (1)	$29,716.4	$33,345.3	$35,317.8	$37,514.2	$41,076.3
Closed-End Funds	6,349.8	6,901.0	7,288.0	7,581.4	7,568.1
Exchange Traded Funds	306.9	132.6	-	-	-
Money Market Funds	-	-	-	-	1,231.9
Separately Managed Accounts (2)	6,539.6	6,952.1	7,131.0	6,884.8	6,653.0
Institutional Accounts (2)	5,025.0	5,070.0	5,036.2	4,722.0	4,348.3
Total	$47,937.7	$52,401.0	$54,773.0	$56,702.4	$60,877.6

By product (average) (3)
Open-End Funds (1)	$31,627.1	$34,852.2	$36,663.7	$39,550.2	$41,639.6
Closed-End Funds	6,714.5	7,256.5	7,435.8	7,551.8	7,571.4
Exchange Traded Funds	269.9	103.9	-	-	-
Money Market Funds	-	-	-	176.5	1,310.1
Separately Managed Accounts (2)	6,930.9	7,125.3	6,846.3	6,620.4	6,793.5
Institutional Accounts (2)	5,082.4	5,054.8	4,786.7	4,602.6	4,483.6
Total	$50,624.8	$54,392.7	$55,732.5	$58,501.5	$61,798.2

By asset class (period end):
Equity	$28,231.0	$31,908.8	$33,129.0	$34,180.7	$35,573.6
Fixed Income	15,580.6	16,010.8	16,521.1	16,681.6	16,671.0
Alternatives (4)	3,681.7	4,031.2	4,703.8	5,372.4	6,769.5
Other (5)	444.4	450.2	419.1	467.7	1,863.5
Total	$47,937.7	$52,401.0	$54,773.0	$56,702.4	$60,877.6

Assets Under Management - Average Net Management Fees Earned (6)

(In basis points)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Open-End Funds (1)	47.3	49.2	49.9	50.6	50.8
Closed-End Funds	66.9	66.9	66.7	67.2	67.1
Exchange Traded Funds	21.9	8.9	-	-	-
Separately Managed Accounts (2)	54.5	53.5	54.2	51.7	51.3
Institutional Accounts (2)	34.2	34.9	36.3	35.2	34.8
All Products	49.4	50.7	51.5	51.5	50.6

(1) Includes assets under management of open-end and variable insurance funds

(2) Includes assets under management related to option strategies

(3) Averages are calculated as follows:

- Funds - average daily or weekly balances

- Separately Managed Accounts - prior quarter ending balance or average of month-end balances in quarter

- Institutional Accounts - average of month-end balances in quarter

(4) Consists of long/short equity, real estate securities, master-limited partnerships, and other

(5) Consists of cash management and option strategies; as of December 31, 2014 only reflects options strategies. Cash management strategies were $1,340.7 as of September 30, 2014.

(6) Represents net investment management fees divided by average assets. Net investment management fees are defined as investment management fees, as adjusted, less fees paid to third party service providers for investment management related services.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 11

Assets Under Management - Asset Flows by Product

(in millions)

	Three Months Ended					Nine Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015	9/30/2014
Open-End Funds (1)
Beginning balance	$33,345.3	$35,317.8	$37,514.2	$41,076.3	$41,124.6	$37,514.2	$37,679.5
Inflows	1,866.2	2,619.5	3,014.2	2,856.2	3,055.2	7,499.9	9,877.5
Outflows	(3,736.0)	(4,174.5)	(5,398.0)	(5,090.2)	(2,442.2)	(13,308.5)	(8,337.9)
Net Flows	(1,869.8)	(1,555.0)	(2,383.8)	(2,234.0)	613.0	(5,808.6)	1,539.6
Market performance	(1,780.9)	(352.9)	197.1	(348.1)	(727.3)	(1,936.7)	1,645.3
Other (2)	21.8	(64.6)	(9.7)	(980.0)	66.0	(52.5)	211.9
Ending balance	$29,716.4	$33,345.3	$35,317.8	$37,514.2	$41,076.3	$29,716.4	$41,076.3

Closed-End Funds
Beginning balance	$6,901.0	$7,288.0	$7,581.4	$7,568.1	$7,530.6	$7,581.4	$6,499.6
Inflows	-	-	-	-	30.5	-	493.8
Outflows	-	-	-	-	-	-	-
Net Flows	-	-	-	-	30.5	-	493.8
Market performance	(380.4)	(281.6)	(168.6)	123.2	(98.4)	(830.6)	676.1
Other (2)	(170.8)	(105.4)	(124.8)	(109.9)	105.4	(401.0)	(101.4)
Ending balance	$6,349.8	$6,901.0	$7,288.0	$7,581.4	$7,568.1	$6,349.8	$7,568.1

Exchange Traded Funds
Beginning balance	$132.6	$-	$-	$-	$-	$-	$-
Inflows	217.7	67.4	-	-	-	285.1	-
Outflows	(13.8)	(12.2)	-	-	-	(26.0)	-
Net Flows	203.9	55.2	-	-	-	259.1	-
Market performance	(29.1)	(0.4)	-	-	-	(29.5)	-
Other (2)	(0.5)	77.8	-	-	-	77.3	-
Ending balance	$306.9	$132.6	$-	$-	$-	$306.9	$-

Money Market Funds
Beginning balance	$-	$-	$-	$1,231.9	$1,311.7	$-	$1,556.6
Other (2)	-	-	-	(1,231.9)	(79.8)	-	(324.7)
Ending balance	$-	$-	$-	$-	$1,231.9	$-	$1,231.9

Separately Managed Accounts
Beginning balance	$6,952.1	$7,131.0	$6,884.8	$6,653.0	$6,862.4	$6,884.8	$7,433.1
Inflows	263.8	366.8	328.5	263.7	319.2	959.1	1,069.9
Outflows	(334.5)	(342.2)	(355.3)	(412.5)	(343.3)	(1,032.0)	(1,832.3)
Net Flows	(70.7)	24.6	(26.8)	(148.8)	(24.1)	(72.9)	(762.4)
Market performance	(353.2)	(65.5)	177.4	397.6	(180.5)	(241.3)	(42.1)
Other (2)	11.4	(138.0)	95.6	(17.0)	(4.8)	(31.0)	24.4
Ending balance	$6,539.6	$6,952.1	$7,131.0	$6,884.8	$6,653.0	$6,539.6	$6,653.0

Institutional Accounts (3)
Beginning balance	$5,070.0	$5,036.2	$4,722.0	$4,348.3	$4,565.0	$4,722.0	$4,570.8
Inflows	199.5	214.1	368.1	309.9	109.4	781.7	340.6
Outflows	(110.3)	(87.3)	(147.2)	(132.1)	(236.5)	(344.8)	(610.9)
Net Flows	89.2	126.8	220.9	177.8	(127.1)	436.9	(270.3)
Market performance	(109.9)	(81.9)	117.6	216.8	(45.6)	(74.2)	172.4
Other (2)	(24.3)	(11.1)	(24.3)	(20.9)	(44.0)	(59.7)	(124.6)
Ending balance	$5,025.0	$5,070.0	$5,036.2	$4,722.0	$4,348.3	$5,025.0	$4,348.3

Total
Beginning balance	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$61,394.3	$56,702.4	$57,739.6
Inflows	2,547.2	3,267.8	3,710.8	3,429.8	3,514.3	9,525.8	11,781.8
Outflows	(4,194.6)	(4,616.2)	(5,900.5)	(5,634.8)	(3,022.0)	(14,711.3)	(10,781.1)
Net Flows	(1,647.4)	(1,348.4)	(2,189.7)	(2,205.0)	492.3	(5,185.5)	1,000.7
Market performance	(2,653.5)	(782.3)	323.5	389.5	(1,051.8)	(3,112.3)	2,451.7
Other (2)	(162.4)	(241.3)	(63.2)	(2,359.7)	42.8	(466.9)	(314.4)
Ending balance	$47,937.7	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$47,937.7	$60,877.6

(1) Includes assets under management of open-end and variable insurance funds

(2) Represents open-end and closed-end mutual fund distributions, net of reinvestments, net flows of cash management strategies, net flows and market performance of structured products, which are a component of institutional accounts, and net flows from non-sales related activities such as asset acquisitions/(dispositions), marketable securities investments/(withdrawals), and the impact on assets from the use of leverage

(3) Includes assets under management related to option strategies

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 12

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended September 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$64,891	$-	$302	$-	$-	$-	$65,193
Distribution and services fees	15,587	-	27	-	-	-	15,614
Administration and transfer agent fees	11,614	-	100	-	-	-	11,714
Other income and fees	283	-	-	-	-	-	283
Distribution and other asset-based expenses	-	(21,717)	-	-	-	-	(21,717)
Total revenues	92,375	(21,717)	429	-	-	-	71,087

Operating Expenses
Employment expenses	33,504	-	-	-	-	-	33,504
Distribution and other asset-based expenses	21,717	(21,717)	-	-	-	-	-
Other operating expense	11,165	-	-	-	-	170	11,335
Other operating expenses of consolidated sponsored investment products	1,120	-	(1,120)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	910	-	-	-	-	-	910
Amortization expense	837	-	-	(837)	-	-	-
Total operating expenses	69,253	(21,717)	(1,120)	(837)	-	170	45,749

Operating Income	23,122	-	1,549	837	-	(170)	25,338

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(2,082)	-	(14,145)	-	16,068	-	(159)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(17,619)	-	17,619	-	-	-	-
Realized and unrealized (loss) gain on investments of consolidated investment product, net	(764)	-	764	-	-	-	-
Other income of consolidated investment product, net	43	-	(43)	-	-	-	-
Other income, net	141	-	(680)	-	680	-	141
Total other (expense) income, net	(20,281)	-	3,515	-	16,748	-	(18)

Interest Income (Expense)
Interest expense	(138)	-	-	-	-	-	(138)
Interest and dividend income	324	-	1,023	-	(1,100)	-	247
Interest and dividend income of investments of consolidated sponsored investment products, net	2,898	-	(2,898)	-	-	-	-
Interest income of investments of consolidated investment product, net	41	-	(41)	-	-	-	-
Total interest income, net	3,125	-	(1,916)	-	(1,100)	-	109
Income Before Income Taxes	5,966	-	3,148	837	15,648	(170)	25,429
Income tax expense	9,669	-	-	322	(139)	(65)	9,787
Net Income	(3,703)	-	3,148	515	15,787	(105)	15,642
Noncontrolling interests	3,054	-	(3,148)	-	-	-	(94)
Net Income Attributable to Common Stockholders	$(649)	$-	$-	$515	$15,787	$(105)	$15,548
Earnings Per Share - Basic	$(0.07)						$1.77
Earnings Per Share - Diluted	$(0.07)						$1.74
Weighted Average Shares Outstanding - Basic (in thousands)	8,775						8,775
Weighted Average Shares Outstanding - Diluted (in thousands)	8,775						8,931

See pages 17 through 18 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 13

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended September 30, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$78,960	$-	$(111)	$-	$-	$-	$78,849
Distribution and service fees	23,671	-	10	-	-	-	23,681
Administration and transfer agent fees	14,804	-	68	-	-	-	14,872
Other income and fees	406	-	-	-	-	-	406
Distribution and other asset-based expenses	-	(29,180)	-	-	-	-	(29,180)
Total revenues	117,841	(29,180)	(33)	-	-	-	88,628

Operating Expenses
Employment expenses	35,246	-	-	-	-	-	35,246
Distribution and other asset-based expenses	29,180	(29,180)	-	-	-	-	-
Other operating expenses	11,288	-	-	-	-	(216)	11,072
Other operating expenses of consolidated sponsored investment products	1,246	-	(1,246)	-	-	-	-
Restructuring and severance	294	-	-	-	-	(294)	-
Depreciation and other amortization	713	-	-	-	-	-	713
Amortization expense	947	-	-	(947)	-	-	-
Total operating expenses	78,914	(29,180)	(1,246)	(947)	-	(510)	47,031

Operating Income	38,927	-	1,213	947	-	510	41,597

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(1,039)	-	(4,872)	-	5,585	-	(326)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(5,330)	-	5,330	-	-	-	-
Realized and unrealized gain (loss) on investments of consolidated investment product, net	-	-	-	-	-	-	-
Other income of consolidated investment product, net	-	-	-	-	-	-	-
Other income, net	233	-	-	-	-	-	233
Total other income (expense), net	(6,136)	-	458	-	5,585	-	(93)

Interest Income (Expense)
Interest expense	(149)	-	-	-	-	-	(149)
Interest and dividend income	326	-	851	-	(951)	-	226
Interest and dividend income of investments of consolidated sponsored investment products	2,222	-	(2,222)	-	-	-	-
Total interest income (expense), net	2,399	-	(1,371)	-	(951)	-	77
Income Before Income Taxes	35,190	-	300	947	4,634	510	41,581
Income tax expense	(1,805)	-	-	364	1,782	15,652	15,993
Net Income	36,995	-	300	583	2,852	(15,142)	25,588
Noncontrolling interests	345	-	(300)	-	-	-	45
Net Income Attributable to Common Stockholders	$37,340	$-	$-	$583	$2,852	$(15,142)	$25,633
Earnings Per Share - Basic	$4.10						$2.82
Earnings Per Share - Diluted	$4.02						$2.76
Weighted Average Shares Outstanding - Basic (in thousands)	9,096						9,096
Weighted Average Shares Outstanding - Diluted (in thousands)	9,279						9,279

See pages 17 through 18 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 14

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended June 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$68,867	$-	$288	$-	$-	$1,166	$70,321
Distribution and service fees	17,635	-	23	-	-	-	17,658
Administration and transfer agent fees	12,577	-	85	-	-	-	12,662
Other income and fees	577	-	-	-	-	-	577
Distribution and other asset-based expenses	-	(23,676)	-	-	-	-	(23,676)
Total revenues	99,656	(23,676)	396	-	-	1,166	77,542

Operating Expenses
Employment expenses	33,593	-	-	-	-	-	33,593
Distribution and other asset-based expenses	23,676	(23,676)	-	-	-	-	-
Other operating expenses	23,512	-	-	-	-	(11,869)	11,643
Other operating expenses of consolidated sponsored investment products	957	-	(957)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	873	-	-	-	-	-	873
Amortization expense	837	-	-	(837)	-	-	-
Total operating expenses	83,448	(23,676)	(957)	(837)	-	(11,869)	46,109

Operating Income	16,208	-	1,353	837	-	13,035	31,433

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	343	-	(1,828)	-	1,709	-	224
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(3,242)	-	3,242	-	-	-	-
Realized and unrealized gain (loss) on investments of consolidated investment product, net	-	-	-	-	-	-	-
Other income of consolidated investment product, net	-	-	-	-	-	-	-
Other income, net	247	-	-	-	-	-	247
Total other income (expense), net	(2,652)	-	1,414	-	1,709	-	471

Interest Income (Expense)
Interest expense	(121)	-	-	-	-	-	(121)
Interest and dividend income	302	-	931	-	(1,058)	-	175
Interest and dividend income of investments of consolidated sponsored investment products	3,098	-	(3,098)	-	-	-	-
Total interest income (expense), net	3,279	-	(2,167)	-	(1,058)	-	54
Income Before Income Taxes	16,835	-	600	837	651	13,035	31,958
Income tax expense	7,823	-	-	318	(579)	4,565	12,127
Net Income	9,012	-	600	519	1,230	8,470	19,831
Noncontrolling interests	765	-	(600)	-	-	-	165
Net Income Attributable to Common Stockholders	$9,777	$-	$-	$519	$1,230	$8,470	$19,996
Earnings Per Share - Basic	$1.10						$2.25
Earnings Per Share - Diluted	$1.08						$2.21
Weighted Average Shares Outstanding - Basic (in thousands)	8,889						8,889
Weighted Average Shares Outstanding - Diluted (in thousands)	9,037						9,037

See pages 17 through 18 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 15

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Nine Months Ended September 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$204,254	$-	$895	$-	$-	$1,166	$206,315
Distribution and services fees	52,820	-	70	-	-	-	52,890
Administration and transfer agent fees	37,233	-	262	-	-	-	37,495
Other income and fees	1,555	-	-	-	-	-	1,555
Distribution and other asset-based expenses	-	(69,900)	-	-	-	-	(69,900)
Total revenues	295,862	(69,900)	1,227	-	-	1,166	228,355

Operating Expenses
Employment expenses	102,719	-	-	-	-	-	102,719
Distribution and other asset-based expenses	69,900	(69,900)	-	-	-	-	-
Other operating expense	51,403	-	-	-	-	(17,250)	34,153
Other operating expenses of consolidated sponsored investment products	2,895	-	(2,895)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	2,562	-	-	-	-	-	2,562
Amortization expense	2,511	-	-	(2,511)	-	-	-
Total operating expenses	231,990	(69,900)	(2,895)	(2,511)	-	(17,250)	139,434

Operating Income	63,872	-	4,122	2,511	-	18,416	88,921

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(1,194)	-	(13,632)	-	15,009	-	183
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(18,271)	-	18,271	-	-	-	-
Realized and unrealized (loss) gain on investments of consolidated investment product, net	(764)	-	764	-	-	-	-
Other income of consolidated investment product, net	43	-	(43)	-	-	-	-
Other income, net	823	-	(680)	-	680	-	823
Total other (expense) income, net	(19,363)	-	4,680	-	15,689	-	1,006

Interest Income (Expense)
Interest expense	(382)	-	-	-	-	-	(382)
Interest and dividend income	906	-	2,890	-	(3,155)	-	641
Interest and dividend income of investments of consolidated sponsored investment products, net	8,320	-	(8,320)	-	-	-	-
Interest income of investments of consolidated investment product, net	41	-	(41)	-	-	-	-
Total interest income, net	8,885	-	(5,471)	-	(3,155)	-	259
Income Before Income Taxes	53,394	-	3,331	2,511	12,534	18,416	90,186
Income tax expense	28,360	-	-	959	(1,138)	6,233	34,414
Net Income	25,034	-	3,331	1,552	13,672	12,183	55,772
Noncontrolling interests	3,436	-	(3,331)	-	-	-	105
Net Income Attributable to Common Stockholders	$28,470	$-	$-	$1,552	$13,672	$12,183	$55,877
Earnings Per Share - Basic	$3.21						$6.30
Earnings Per Share - Diluted	$3.15						$6.18
Weighted Average Shares Outstanding - Basic (in thousands)	8,876						8,876
Weighted Average Shares Outstanding - Diluted (in thousands)	9,039						9,039

See pages 17 through 18 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 16

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Nine months ended September 30, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital and CLO investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$225,289	$-	$(96)	$-	$-	$-	$-	$225,193
Distribution and service fees	70,049	-	30	-	-	-	-	70,079
Administration and transfer agent fees	41,819	-	139	-	-	-	-	41,958
Other income and fees	1,304	-	-	-	-	-	-	1,304
Distribution and other asset-based expenses	-	(86,563)	-	-	-	-	-	(86,563)
Total revenues	338,461	(86,563)	73	-	-	-	-	251,971

Operating Expenses
Employment expenses	105,756	-	-	(509)	-	-	(859)	104,388
Distribution and other asset-based expenses	96,139	(86,563)	-	(9,576)	-	-	-	-
Other operating expenses	34,952	-	-	-	-	-	(691)	34,261
Other operating expenses of consolidated	-	-	-	-	-	-	-
sponsored investment products	2,374	-	(2,374)	-	-	-	-	-
Restructuring and severance	294	-	-	-	-	-	(294)	-
Depreciation and other amortization	2,040	-	-	-	-	-	-	2,040
Amortization expense	2,851	-	-	-	(2,851)	-	-	-
Total operating expenses	244,406	(86,563)	(2,374)	(10,085)	(2,851)	-	(1,844)	140,689

Operating Income	94,055	-	2,447	10,085	2,851	-	1,844	111,282

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	1,712	-	1,712	-	-	(3,491)	-	(67)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	1,150	-	(1,150)	-	-	-	-	-
Realized and unrealized gain (loss) on investments of consolidated investment product, net	-	-	-		-	-	-	-
Other income of consolidated investment product, net	-	-	-		-	-	-	-
Other income, net	573	-	-	-	-	-	-	573
Total other income (expense), net	3,435	-	562	-	-	(3,491)	-	506

Interest Income (Expense)
Interest expense	(412)	-	-	-	-	-	-	(412)
Interest and dividend income	1,053	-	1,906	-	-	(2,271)	-	688
Interest and dividend income of investments of consolidated sponsored investment products	4,734	-	(4,734)	-	-	-	-	-
Total interest income (expense), net	5,375	-	(2,828)	-	-	(2,271)	-	276
Income Before Income Taxes	102,865	-	181	10,085	2,851	(5,762)	1,844	112,064
Income tax expense	24,311	-	-	3,861	1,094	(2,199)	15,920	42,987
Net Income	78,554	-	181	6,224	1,757	(3,563)	(14,076)	69,077
Noncontrolling interests	267	-	(181)	-	-	-	-	86
Net Income Attributable to Common Stockholders	$78,821	$-	$-	$6,224	$1,757	$(3,563)	$(14,076)	$69,163
Earnings Per Share - Basic	$8.65							$7.59
Earnings Per Share - Diluted	$8.46							$7.42
Weighted Average Shares Outstanding - Basic (in thousands)	9,115							9,115
Weighted Average Shares Outstanding - Diluted (in thousands)	9,322							9,322

See pages 17 through 18 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 17

Virtus Investment Partners, Inc.
Notes

The following are notes to the reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure for the third quarter of 2015, the third quarter of 2014, the second quarter of 2015 and the nine-months ended September 30, 2015 and September 30, 2014 presented on pages 12 to 16.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the adjustment of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

In particular, the company reclassifies:

1.	Distribution and other asset-based expenses - These costs are generally passed directly through to external parties. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not distribute products through intermediary distribution partners or utilize third party service providers for investment management related services.
2.	Consolidated investment products - Management believes that excluding the operating activities of majority-owned funds and CLOs to reflect revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results as only revenues generated and expenses incurred related to providing investment management and related services will be included in operating income, as adjusted.

Net income attributable to common stockholders, as adjusted, excludes from net income:

▪	Closed-end fund launch costs - Expenses related to the launch of closed-end funds, or similar products, including structuring fees and sales-based compensation related to the launch. The timing of closed-end fund issuances can be unpredictable, and related costs can fluctuate considerably. In addition, revenue associated with these costs will not fully impact financial results until future periods. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods and with other asset management firms that do not issue closed-end funds, or similar products.
▪	Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.
▪	Seed capital and CLO investments impact - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital and CLO investments. Earnings or losses generated by investments in seed capital products can vary significantly from period-to-period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.
▪	Other - Expenses and loss contingencies related to restructuring, severance, regulatory matters, and certain transition items that are not reflective of the ongoing earnings generation of the business. In addition, income tax expense/(benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 18

Components of other for the respective periods are shown in the table below:

	Three Months Ended			Nine Months Ended
Other (in thousands)	9/30/2015	9/30/2014	6/30/2015	9/30/2015	9/30/2014
Loss contingency	$-	$-	$11,300	$16,500	$-
Tax impact of loss contingency	-	-	(3,907)	(5,507)	-
Transition related revenues	-	-	1,166	1,166	-
Tax impact of transition related revenues	-	-	(442)	(442)	-
System transition expenses	(170)	216	569	750	691
Tax impact of system transition expenses	65	(83)	(216)	(284)	(265)
Newfleet transition expenses	-	-	-	-	859
Tax impact of Newfleet transition expenses	-	-	-	-	(329)
Restructuring and severance	-	294	-	-	294
Tax impact of restructuring and severance	-	(113)	-	-	(113)
Discrete tax adjustments	-	(15,456)	-	-	(15,213)
Total Other	$(105)	$(15,142)	$8,470	$12,183	$(14,076)

Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the impact of consolidated sponsored investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations attributable to stockholders. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated sponsored investment products, and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 19

1 The Virtus Newfleet Multi-Sector Unconstrained Bond ETF is subject to the risks of fixed income investing, including credit and interest, high yield-high risk fixed income investing, foreign and emerging markets, bank loans, asset- and mortgage-backed securities, and derivatives.

Please carefully consider the investment objectives, risks, charges, and expenses of this product before investing. For this and other information contact us at 888-383-0553 or visit Newfleet.com for a prospectus. Read it carefully before you invest or send money.

Exchange Traded Funds Distributed by ETF Distributors, LLC, member FINRA and subsidiary of Virtus Investment Partners, Inc.

2 The Virtus Select MLP and Energy Fund is subject to the risks of equity securities, MLPs, energy sector concentration, and non-diversification.

3 The Virtus Multi-Strategy Target Return Fund is subject to the risks of equity securities, foreign & emerging markets, credit and interest, high yield-high risk fixed income securities, derivatives, leverage, counterparties and portfolio turnover.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Virtus Mutual Fund before investing. The prospectus and summary prospectus contains this and other information about the fund. Please contact your financial representative, call 1-800- 243-4361 or visit www.virtus.com to obtain a current prospectus and/or summary prospectus. You should read the prospectus and/or summary prospectus carefully before you invest or send money.

Mutual funds distributed by VP Distributors, LLC, member FINRA and subsidiary of Virtus Investment Partners, Inc.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 20

Forward-Looking Information

This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, our ability to expand distribution and product offerings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2014 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in our assets under management, (b) the withdrawal, renegotiation or termination of our investment advisory agreements; (c) damage to our reputation; (d) our inability to attract and retain key personnel; (e) the competition we face in our business; (f) adverse regulatory and legal developments; (g) limitations on our deferred tax assets; (h) adverse developments with respect to, or changes in our relationships with, unaffiliated subadvisers; (i) changes in key distribution relationships; (j) interruptions in service or failure to provide service by third-party service providers; (k) any reduction in value of our marketable securities; (l) our inability to make intended quarterly distributions; (m) lack of availability of required and necessary capital on satisfactory terms; and (n) liabilities and losses not covered by our insurance policies and (o) certain other risks and uncertainties described in our 2014 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).

Certain other factors which may impact our continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com